EXHIBIT 32.2

PARK BANCORP, INC. AND SUBSIDIARIES

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

As adopted pursuant to

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Park Bancorp, Inc. (“the Company”) on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on April 7, 2006 (“the Report”), I, Steven J. Pokrak, Treasurer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven J. Pokrak
Steven J. Pokrak
Treasurer and Chief Financial Officer
April 7, 2006